UNITED STATES DISTRICT COURT I DOC # : SECURITIES AND EXCHANGE COMMISSION, 12 cv 3824 (PCG) Plaintiff, -against- CHINA NATURAL GAS, INC. and QINAN J1 Defendants (PIl8F88MtFINAL JUDGMENT AS TO DEFENDANT QINAN JI Plaintiff Securities and Exchange Commission (the "Commission") having filed a Complaint and Defendant Qinan Ji ("Defendant") having entered a general appearance; consented to the Court's jurisdiction over Defendant and the subject matter of this action; consented to entry ofthis Final Judgment without admitting or denying the allegations of the Complaint (except as to jurisdiction); waived findings of fact and conclusions of law; and waived any right to appeal from this Final Judgment: I. IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that Defendant and Defendant's agents, servants, employees, attorneys, and all persons in active concert or participation with any of them who receive actual notice ofthis Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Section 1 O(b) ofthe Securities Exchange Act of 1934 ("Exchange Act"), 15 U.S.C. § 78j(b), and Rule 10b-S promulgated thereunder, 17 C.F.R. § 240.l0b-S, by using any means or instrumentality of interstate commerce, or of the mails, or of any facility of any national securities exchange, in connection with the purchase or sale ofany security: (a) to employ any device, scheme, or artifice to defraud;

(b) to make any untrue statement ofa material fact or to omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; or (c) to engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person. II. IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant and Defendant's agents, servants, employees, attorneys, and all persons in active concert or participation with any of them who receive actual notice ofthis Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating Section 17(a) ofthe Securities Act of 1933 ("Securities Act"), 15 U.S.c. § 77q(a), in the offer or sale of any security by the use ofany means or instruments oftransportation or communication in interstate commerce or by use ofthe mails, directly or indirectly: (a) to employ any device, scheme, or artifice to defraud; (b) to obtain money or property by means of any untrue statement ofa material fact or any omission ofa material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; or (c) to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser. III. IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant and Defendant's agents, servants, employees, attorneys, and all persons in active concert or

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participation with any of them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating Section 14(a) of the Exchange Act, 15 U.S.C. § 78n(a), and Rule 14a-9 thereunder, 17 C.F.R. § 240.14a-9, by means of any proxy statement, form of proxy statement, form of proxy, notice of meeting or other communication containing any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct statements in any earlier communication with respect to the solicitation of a proxy for the same meeting or subject matter which has become false or misleading.

IV.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant and Defendant's agents, servants, employees, attorneys, and all persons in active concert or participation with any of them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from aiding and abetting any violation of Section 13(a) of the Exchange Act, 15 U.S.C. § 78m(a), and Rules 12b-20, 13a-1, 13a-11, and 13a-13 thereunder, 17 C.F.R. §§ 240.12b-20, 240.13a-1, 240.13a-11, and 240.13a-13, by knowingly providing substantial assistance to any issuer that files any annual report with the Commission on Form 10-K, any quarterly report with the Commission on Form 10-Q, or any current report with the Commission on Form 8-K that fails to contain such material information as may be necessary to make the required statements in the Forms 10-K, 10-Q, or 8-K, in the light of the circumstances under which they are made, not misleading.

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v. IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant and Defendant's agents, servants, employees, attorneys, and all persons in active concert or participation with any of them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from aiding and abetting any violation of Sections 13(b)(2)(A) or 13(b)(2)(B) of the Exchange Act, 15 U.S.C. §§ 78m(b)(2)(A) and 78m(b)(2)(B), by knowingly providing substantial assistance to any issuer having securities registered pursuant to Section 12 of the Exchange Act, 15 U.S.C. § 781, or any issuer which is required to file reports pursuant to Section 15(d) of the Exchange Act, 15 U.S.c. § 780(d), by: (a) failing to make and keep books, records, and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the issuer; or (b) failing to devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (1) transactions are executed in accordance with management's general or specific authorization; (2) transactions are recorded as necessary (i) to permit preparation of financial statements in conformity with generally accepted accounting principles (GAAP) or any other criteria applicable to such statements and (ii) to maintain accountability for assets; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. 4 Case 1:12-cv-03824-PGG Document 14 Filed 06/05/13 Page 4 of 10

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VI.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant and Defendant's agents, servants, employees, attorneys, and all persons in active concert or participation with any of them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating Section 13(b)(5) of the Exchange Act, 15 U.S.C. § 78m(b)(5), by knowingly circumventing or knowingly failing to implement a system of internal accounting controls, or by knowingly falsifying any book, record or account required to be kept by Section 13(b)(2)(A) of the Exchange Act, 15 U.S.C. § 78m(b)(2)(A), in order to, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the issuer.

VII.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant and his agents, servants, employees, attorneys, and all persons in active concert or participation with any of them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating Rule 13b2-1 of the Exchange Act, 17 C.F.R. § 240.13b2-1, by, directly or indirectly, falsifying or causing to be falsified, any book, record, or account subject to Section 13(b)(2)(A) of the Exchange Act, 15 U.S.C. § 78m(b)(2)(A).

VIII.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant and Defendant's agents, servants, employees, attorneys, and all persons in active concert or participation with any of them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or

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indirectly, Rule 13b2-2 of the Exchange Act, 17 C.F.R. § 240.13b2-2, while an officer or director of an issuer by:

(a) making or causing to be made a materially false or misleading statement; or

(b) omitting to state, or causing another person to omit to state, any material fact necessary in order to make statements made, in light of the circumstances under which such statements are made, not misleading, to an accountant in connection with:

(i) any audit, review or examination of the financial statements of the issuer required to be made, or

(ii) the preparation or filing of any document or report required to be filed with the Commission.

IX.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant and Defendant's agents, servants, employees, attorneys, and all persons in active concert or participation with any of them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating Rule 13a-14 under the Exchange Act, 17 C.F.R. § 240.13a-14, by falsely certifying that any periodic report filed with the Commission on Forms 10-K or 10-Q fully complies with the requirements of the Exchange Act and fairly presents, in all material respects, the financial condition and results of operations of the company.

X.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant shall pay a civil penalty in the amount of $100,000 to the Securities and Exchange Commission

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pursuant to Section 20(d) of the Securities Act, 15 U.S.C. § 77t(d), and Section 21(d)(3) of the Exchange Act, 15 U.S.C. § 78u(d)(3). Defendant shall make this payment within 30 days after entry of this Final Judgment.

Defendant may transmit payment electronically to the Commission, which will provide detailed ACH transfer/Fedwire instructions upon request. Payment may also be made directly from a bank account via Pay.gov through the SEC website at: http://www.sec.gov/about/offices/ofm.htm. Defendant may also pay by certified check, bank cashier's check, or United States postal money order payable to the Securities and Exchange Commission, which shall be delivered or mailed to:

Enterprise Services Center
Accounts Receivable Branch
6500 South MacArthur Boulevard
Oklahoma City, OK 73169

and shall be accompanied by a letter identifying the case title, civil action number, and name of this Court; identifying Qinan Ji as a defendant in this action; and specifying that payment is made pursuant to this Final Judgment.

Defendant shall simultaneously transmit photocopies of evidence of payment and case identifying information to the Commission's counsel in this action. By making this payment, Defendant relinquishes all legal and equitable right, title, and interest in such funds and no part of the funds shall be returned to Defendant. Defendant shall pay post-judgment interest on any delinquent amounts pursuant to 28 U.S.C. § 1961. The Commission shall hold the funds, together with any interest and income earned thereon (collectively, the "Fund"), pending further order of the Court.

The Commission may propose a plan to distribute the Fund subject to the Court's approval. Such a plan may provide that the Fund shall be distributed pursuant to the Fair Fund

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provisions of Section 308(a) of the Sarbanes-Oxley Act of 2002. The Court shall retain jurisdiction over the administration of any distribution of the Fund. If the Commission staff determines that the Fund will not be distributed, the Commission shall send the funds paid pursuant to this Final Judgment to the United States Treasury.

Regardless of whether any such Fair Fund distribution is made, amounts ordered to be paid as civil penalties pursuant to this Final Judgment shall be treated as penalties paid to the government for all purposes, including all tax purposes. To preserve the deterrent effect of the civil penalty, Defendant shall not, after offset or reduction of any award of compensatory damages in any Related Investor Action based on Defendant's reimbursement payment to the Company in this action, argue that it is entitled to, nor shall it further benefit by, offset or reduction of such compensatory damages award by the amount of any part of Defendant's payment of a civil penalty in this action ("Penalty Offset"). If the court in any Related Investor Action grants such a Penalty Offset, Defendant shall, within 30 days after entry of a final order granting the Penalty Offset, notify the Commission's counsel in this action and pay the amount of the Penalty Offset to the United States Treasury or to a Fair Fund, as the Commission directs. Such a payment shall not be deemed an additional civil penalty and shall not be deemed to change the amount of the civil penalty imposed in this Final Judgment. For purposes of this paragraph, a "Related Investor Action" means a private damages action brought against Defendant by or on behalf of one or more investors based on substantially the same facts as alleged in the Complaint in this action.

XI.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that, pursuant to Section 21(d)(2) of the Exchange Act, 15 U.S.C. § 78u(d)(2), and Section 20(e) of the

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Securities Act, 15 U.S.C. § 77t(e), Defendant is prohibited, for ten years following the date of entry of this Final Judgment, from acting as an officer or director of any issuer that has a class of securities registered pursuant to Section 12 of the Exchange Act, 15 U.S.C. § 78l, or that is required to file reports pursuant to Section 15(d) of the Exchange Act, 15 U.S.C. § 78o(d).

XII.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant shall reimburse China Natural Gas, Inc. ("CHNG") the amount of $77,479 pursuant to Section 304(a) of the Sarbanes-Oxley Act of 2002, 15 U.S.C. § 7243(a). Defendant may make this payment in Renminbi ("RMB") based on the U.S. Dollar/RMB exchange rate in effect on the date of entry of this judgment. Defendant shall satisfy this reimbursement obligation to CHNG within 30 days after entry of this Final Judgment. All payments shall be made pursuant to the instructions of CHNG and confirmed by a cover letter or email transmitting proof of payment. Defendant shall promptly transmit, or cause to be transmitted promptly, photocopies of such proof of payments to the Commission's counsel in this action. If by wire transfer, the payment shall be made pursuant to confidential wire transfer instructions that CHNG will provide to Defendant for the purpose of making such payment. Upon making such payment by wire transfer, Defendant promptly shall inform the Commission's counsel in this action, or shall cause the Commission's counsel promptly to be informed, in writing (i) that the payment was made by wire transfer, (ii) the date the payment was made, and (iii) the amount of the payment. By making such payment, Defendant relinquishes all legal and equitable right, title, and interest in such funds and no part of the funds shall be returned to Defendant. If Defendant fails to make the payment by the date agreed and/or in the amount agreed by the schedule set forth above, all outstanding payments under this Final Judgment, including post-judgment interest, minus any

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payments made, shall become due and payable immediately without further application to the Court. XIII. IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant shall not seek indemnification from CHNG for the payments required by this Final Judgment XIV. IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that the Consent of Defendant Qinan Ji to Entry of Final Judgment is incorporated herein with the same force and effect as if fully set forth herein, and that Defendant shall comply with all of the undertakings and agreements set forth therein. XV. IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that this Court shall retain jurisdiction of this matter for the purposes ofenforcing the terms of this Final Judgment. XVI. There being no just reason for delay, pursuant to Rule 54(b) of the Federal Rules of Civil Procedure, the Clerk is ordered to enter this Final Judgment forthwith and without further notice. Dated: )'. Jan UNITED STATES DISTR T JUDGE 10 Case 1:12-cv-03824-PGG Document 14 Filed 06/05/13 Page 10 of 10